UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021
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Bryn Mawr Bank Corporation
(Exact Name of Registrant as specified in its charter)
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Pennsylvania	001-35746	23-2434506
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
801 Lancaster Avenue, Bryn Mawr, PA 19010
(Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: 610-525-1700

None
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	BMTC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On October 28, 2021, the Board of Directors of Bryn Mawr Bank Corporation, a Pennsylvania corporation (the “Company”) approved the suspension of the Company’s Third Amended and Restated Dividend Reinvestment and Stock Purchase Plan, effective November 1, 2021 (the “Effective Date”), in connection with the pending merger between the Company and WSFS Financial Corporation. Consequently, any dividends that are paid following the Effective Date shall be payable in cash.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Michael W. Harrington
Michael W. Harrington
Chief Financial Officer

Date:    November 2, 2021